Stock-Based Compensation	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
STOCK-BASED COMPENSATION
In July 2017, we adopted the BHGE 2017 Long-Term Incentive Plan (LTI Plan) under which we may grant stock options and other equity-based awards to employees and non-employee directors providing services to the Company and our subsidiaries. A total of up to 57.4 million shares of Class A common stock are authorized for issuance pursuant to awards granted under the LTI Plan over its term which expires on the date of the annual meeting of the Company in 2027. A total of 53.7 million shares of Class A common stock are available for issuance as of December 31, 2017.
As a result of the acquisition of Baker Hughes, on July 3, 2017, each outstanding Baker Hughes stock option was converted into an option to purchase a share of Class A common stock in the Company. Consequently, we issued 6.8 million stock options which are fully vested. Each converted option is subject to the same terms and conditions as applied to the original option, and the per share exercise price of each converted option was reduced by $17.50 to reflect the per share amount of the special dividend pursuant to the agreement associated with the Transactions. Additionally, as a result of the acquisition of Baker Hughes, there were 1.7 million Baker Hughes restricted stock units (RSUs) that were converted to BHGE RSUs at a fair value of $40.18.
Stock-based compensation cost is measured at the date of grant based on the calculated fair value of the award and is generally recognized on a straight-line basis over the vesting period of the equity grant. The compensation cost is determined based on awards ultimately expected to vest; therefore, we have reduced the cost for estimated forfeitures based on historical forfeiture rates. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods to reflect actual forfeitures. There were no stock-based compensation costs capitalized as the amounts were not material.
During the year ended December 31, 2017, we issued 2.1 million RSUs and 1.6 million stock options under the LTI Plan. These RSUs and stock options generally vest in equal amounts over a three-year vesting period provided that the employee has remained continuously employed by the Company through such vesting date.
Stock based compensation expense was $37 million in 2017. Included in this amount is $15 million of expense which relates to the acceleration of equity awards upon termination of employment of Baker Hughes employees with change in control agreements, and are included as part of "Merger and related costs" in the consolidated and combined statements of income (loss). As BHGE LLC is a pass through entity, any tax benefit would be recognized by its partners. Due to its cumulative losses, BHGE is unable to recognize a tax benefit on its share of stock related expenses.
Stock Options
The fair value of each stock option granted is estimated using the Black-Scholes option pricing model. The following table presents the weighted average assumptions used in the option pricing model for options granted under the LTI Plan. The expected life of the options represents the period of time the options are expected to be outstanding. The expected life is based on a simple average of the vesting term and original contractual term of the awards. The expected volatility is based on the historical volatility of our five main competitors over a six year period. The risk-free interest rate is based on the observed U.S. Treasury yield curve in effect at the time the options were granted. The dividend yield is based on a five year history of dividend payouts in Baker Hughes.

2017
Expected life (years)	6
Risk-free interest rate	2.1%
Volatility	36.4%
Dividend yield	1.2%
Weighted average fair value per share at grant date	$12.32

The following table presents the changes in stock options outstanding and related information (in thousands, except per option prices):

	Number of Options	Weighted Average Exercise Price Per Option (1)
Conversion of Baker Hughes stock options outstanding on July 3, 2017	6,822	$36.17
Granted	1,626	36.62
Exercised	(261)	25.66
Forfeited	(28)	36.89
Expired	(318)	61.21
Outstanding at December 31, 2017	7,841	$35.59
Exercisable at December 31, 2017	6,243	$35.33

(1)	Weighted average exercise price for the converted stock options reflect a reduction of $17.50 for the special dividend.

The weighted average remaining contractual term for options outstanding and options exercisable at December 31, 2017 were 4.3 years and 2.9 years, respectively. The maximum contractual term of options outstanding is 9.6 years.

The total intrinsic value of stock options (defined as the amount by which the market price of our common stock on the date of exercise exceeds the exercise price of the option) exercised in 2017 was $3 million. There is no income tax benefit realized from stock options exercised in 2017.

There were no options that vested in 2017. As of December 31, 2017, there was $17 million of total unrecognized compensation cost related to unvested stock options, which is expected to be recognized over a weighted average period of 2.6 years.

The total intrinsic value of stock options outstanding at December 31, 2017 was $20 million, all of which relates to options vested and exercisable. The intrinsic value of stock options outstanding is calculated as the amount by which the quoted price of $31.64 of our common stock as of the end of 2017 exceeds the exercise price of the options.

Restricted Stock

In addition to stock options, our officers, directors and key employees may be granted restricted stock awards ("RSA"), which is an award of common stock with no exercise price, or restricted stock units ("RSU"), where each unit represents the right to receive, at the end of a stipulated period, one unrestricted share of stock with no exercise price. RSAs and RSUs are subject to cliff or graded vesting, generally ranging over a three year period, or over a one year period for non-employee directors. We determine the fair value of restricted stock awards and restricted stock units based on the market price of our common stock on the date of grant, discounted by the present value of future dividends.
The following table presents the changes of RSUs and related information (in thousands, except per unit prices):

	Number of Units	Weighted Average Grant Date Fair Value Per Unit
Conversion of Baker Hughes RSUs outstanding on July 3, 2017	1,720	$40.18
Granted	2,121	36.73
Vested	(471)	40.18
Forfeited	(84)	38.09
Unvested balance at December 31, 2017	3,286	$38.01

The total intrinsic value of RSUs (defined as the value of the shares awarded at the current market price) vested and outstanding in 2017 was $17 million and $38 million, respectively. The total fair value of RSUs vested in 2017 was $19 million. As of December 31, 2017, there was $98 million of total unrecognized compensation cost related to unvested RSUs, which is expected to be recognized over a weighted average period of 2.5 years.